                                                           Exhibit 10(iii)A (2)


                                AMENDMENT NO. 1
                                     TO THE
                       NATIONAL SERVICE INDUSTRIES, INC.
                      LONG-TERM ACHIEVEMENT INCENTIVE PLAN
                (As amended and restated as of January 5, 2000)


         THIS AMENDMENT made as of the 3rd day of January, 2002, by National Service Industries, Inc., a Delaware corporation (the "Company");

                                  WITNESSETH:

         WHEREAS, the Company has previously established the National Service Industries, Inc. Long-Term Achievement Incentive Plan (the "Plan") for the benefit of its eligible employees and their beneficiaries; and

         WHEREAS, the Company now desires to amend the Plan in the manner provided below; and

         NOW, THEREFORE, the Plan is hereby amended effective as of January 7, 2002, as follows:

                                       1.

         Section 8 of the Plan is hereby amended by deleting the fourth sentence of such section and substituting the following therefor:

                  "The aggregate maximum number of Shares that may be awarded under a Restricted Stock Award and an Award of Performance Shares and Performance Units to a Participant during any fiscal year of the Company is 200,000 Shares and Units."

                                       2.

         Section 9(a) of the Plan is hereby amended by deleting the last paragraph of such subsection and substituting the following therefor:

                  "The aggregate maximum number of Performance Units and Performance Shares and Shares of Restricted Stock a Participant may be awarded for any fiscal year of the Company shall be 200,000 Units and Shares."

                                       3.

         This Amendment shall be effective as of January 7, 2002 (after the effectiveness of the Company's reverse stock split, such that the 200,000 Units and Shares referred to above will not be further adjusted for the Company's reverse stock split).

                                       4.

         Except as provided herein, the provisions of the Plan shall remain in full force and effect.


         IN WITNESS WHEREOF, the Company has caused this Amendment No. 1 to be executed by its duly authorized corporate officers as of the date and year first written above.


ATTEST:                                     NATIONAL SERVICE INDUSTRIES, INC.


By: /s/ Carol Ellis Morgan                  By: /s/ Brock A. Hattox
   --------------------------------            --------------------------------


                                       2